SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 26, 2004

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      02-020992                 04-2842217
          --------                      ---------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File number)          Identification No.)


 1700 Westlake Ave N. #500
    Seattle, Washington                                           98109-3044
    -------------------                                           ----------
  (Address of principal                                           (Zip Code)
    executive offices)


                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
                          -----------------------------
           Former name or former address, if changed since last report

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.  Exhibit
99.1         Press Release dated February 26, 2004, announcing Insightful Corporation's preliminary financial results for the quarter ended December 31, 2003



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 26, 2004, Insightful Corporation issued a press release containing preliminary financial results for the quarter ended December 31, 2003. A copy of Insightful's press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INSIGHTFUL CORPORATION



February 26, 2004             By:  /s/ Kenneth J. Moyle, Jr.
                                 -----------------------------------------------
                              Kenneth J. Moyle, Jr.
                              General Counsel & Secretary

                                     EXHIBIT INDEX
                                     -------------


Exhibit No.  Exhibit
99.1         Press Release dated February 26, 2004, announcing Insightful Corporation's preliminary financial results for the quarter ended December 31, 2003.